UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2024

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2024, 180 Life Sciences Corp. (the “Company”) entered into a warrant inducement agreement (the “Inducement Agreement”) with a holder (the “Holder”) of certain of the Company’s existing warrants to purchase shares of common stock (“Existing Warrants”), par value $0.0001 per share (the “Common Stock”), of the Company. Pursuant to the Inducement Agreement, the Holder agreed to exercise for cash Existing Warrants to purchase up to 954,118 shares of Common Stock at an exercise price of $3.48 per share during the period from the date of the Inducement Agreement until 1:15 p.m., Eastern Time, on October 16, 2024. The aggregate gross proceeds to be received by the Company will depend on the number of Existing Warrants actually exercised by the Holder. If all of the Existing Warrants are exercised in connection with the Inducement Agreement, the Company would anticipate receiving aggregate gross proceeds of up to approximately $3,320,331 from the exercise of the Existing Warrants before deducting financial advisory fees and other expenses payable by us. There is, however, no guarantee that all of the Existing Warrants will be exercised by the Holder in accordance with the Inducement Agreement.

In consideration of the Holder’s agreement to exercise the Existing Warrants in accordance with the Inducement Agreement, the Company agreed to issue new unregistered Warrants to Purchase Shares of Common Stock (the “New Warrants”) to purchase a number of shares of Common Stock equal to 200% of the number of shares of Common Stock issued upon exercise of the Existing Warrants (the “New Warrant Shares”). The New Warrants will be immediately exercisable and have a term of exercise of five years.

The Company agreed in the Inducement Agreement to file a registration statement on Form S-1 to register the resale of the New Warrant Shares upon exercise of the New Warrants (the “Resale Registration Statement”) by November 15, 2024, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the Securities and Exchange Commission (“Commission”) within sixty (60) calendar days following the date of filing with the Commission (or ninety (90) calendar days following the date of filing with the Commission in the event of a ‘full review’ by the Commission) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. In the event that the Company fails to timely deliver to the Holder the New Warrant Shares without restrictive legends, the Company has agreed to pay certain liquidated damages to the Holder.

The Company expects to use the net proceeds from these transactions to advance the commercialization of the technology gaming platform recently acquired by the Company, and for working capital, and other general corporate purposes.

The New Warrants will have an exercise price of $1.50 per share. The exercise price and the number of shares of Common Stock issuable upon exercise of each New Warrant are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In addition, in certain circumstances, upon a fundamental transaction, a holder of New Warrants will be entitled to receive, upon exercise of the New Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the New Warrants immediately prior to the fundamental transaction.

The Company may not affect the exercise of New Warrants, and the applicable Holder will not be entitled to exercise any portion of any such New Warrant, which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder of such New Warrant (together with its affiliates) to exceed 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such New Warrants.

The Company engaged A.G.P./Alliance Global Partners (“A.G.P.”) to provide exclusive financial services in connection with the transactions summarized above and, pursuant to a Financial Advisory Agreement between the Company and A.G.P., has agreed to pay A.G.P. a financial advisory fee of $232,000. In addition, we have also agreed to reimburse A.G.P. for its accountable legal expenses in connection with the exercise of the Existing Warrants and the issuance of the New Warrants of up to $65,000.

The foregoing descriptions of the Inducement Agreement, Financial Advisory Agreement and the New Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Inducement Agreement and form of Warrant to Purchase Shares of Common Stock, which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The securities described herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold in the United States absent registration or an applicable exemption from the registration requirements.

The resale of the shares of Common Stock issuable upon exercise of the Existing Warrants has been registered under the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference. Neither the New Warrants nor the New Warrant Shares have been registered under the Securities Act, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

If exercised in full, a total of 954,118 shares of Common Stock will be issuable upon exercise of the Existing Warrants and 1,908,236 shares of Common Stock will be issuable upon exercise of the New Warrants.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant to Purchase Shares of Common Stock.
10.1	Form of Warrant Inducement Agreement, by and between the Company and Holder.
10.2	Financial Advisory Agreement, dated as of October 16, 2024, between A.G.P./Alliance Global Partners and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2024

180 LIFE SCIENCES CORP.

By:	/s/ Blair Jordan
	Name:	Blair Jordan
	Title:	Interim Chief Executive Officer

3